UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2019

GUE LIQUIDATION COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35901	32-0255852
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3113 Woodcreek Drive
Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (ZIP Code)

Telephone: (630) 719-7800
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.03.                                        Bankruptcy or Receivership.

As previously disclosed, on June 3, 2019, GUE Liquidation Companies, Inc., fka FTD Companies, Inc. (the “Company”) and substantially all of its domestic subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions commencing cases under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases (together, the “Chapter 11 Cases”) are being jointly administered under the caption, In re GUE Liquidation, Inc., Case No. 19-11240 (LSS) (Bankr. D. Del.). The Debtors maintain their remaining assets as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On December 19, 2019, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the First Amended Joint Plan of Liquidation for the Debtors, as filed with the Bankruptcy Court on December 13, 2019 and as thereafter modified (the “Plan”), which Plan modified the First Amended Joint Plan of Liquidation for the Debtors, as filed with the Bankruptcy Court on October 28, 2019 (the “Previous Plan”). Previously, the Debtors filed with the Bankruptcy Court a Disclosure Statement (Docket No. 840) in connection with the Previous Plan (the “Disclosure Statement”).  The description of the Confirmation Order and the Plan contained herein does not purport to be complete and is qualified in its entirety by reference to the Confirmation Order and the Plan, as applicable.  A copy of the Plan, as confirmed by the Bankruptcy Court, and the Confirmation Order are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. Copies of the Plan, the Confirmation Order, the Disclosure Statement, other Bankruptcy Court filings and information related to the Chapter 11 Cases are available on a separate website administered by the Company’s claims agent, Omni Management Group (“Omni”), at www.omnimgt.com/GUE, or by calling Omni representatives toll-free at 1-866-205-3144 or 1-818-906-8300 for calls originating outside of the U.S.  Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K.

The effective date of the Plan (the “Effective Date”) will occur on the business day after all conditions set forth in the Plan have been met or waived in accordance with the provisions therein. The Debtors will file a notice of effective date with the Bankruptcy Court and will file an 8-K to that effect.

PURSUANT TO THE TERMS OF THE PLAN, ALL OF THE COMPANY’S EXISTING EQUITY INTERESTS, CONSISTING OF AUTHORIZED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY, WILL BE DEEMED CANCELLED UPON THE EFFECTIVE DATE, AND THE COMPANY’S SHAREHOLDERS WILL NOT RECEIVE OR RETAIN ANY DISTRIBUTION OR OTHER PROPERTY ON ACCOUNT OF THEIR SHARES. AS OF THE DATE OF THE CONFIRMATION ORDER, THERE WERE 28,438,482 SHARES OF THE COMPANY’S COMMON STOCK OUTSTANDING.

Summary of the Plan

The following is a summary of the material terms of the Plan, as confirmed by the Bankruptcy Court. This summary is qualified in its entirety by reference to the Plan.

The Plan provides for the appointment of two liquidating trustees (the “Liquidating Trustees”) and for the transfer of the Debtors’ remaining assets to two liquidating trusts (the “Liquidating Trusts”). The Liquidating Trustees will administer the Plan and the Liquidating Trusts. The Liquidating Trustees will also serve as the representatives of the Debtors’ estates (the “Estates”) for the purpose of liquidating causes of action belonging to the Estates, in accordance with the Plan. Among other things, the Liquidating Trustees will (i) resolve all disputed claims, (ii) make distributions to holders of allowed claims in accordance with the terms of the Plan and (iii) otherwise implement the Plan.

The classes and types of claims and interests in the Debtors are described in the Plan, and terms used herein refer to the terms set forth in the Plan. Other than Administrative Expense Claims and Priority Tax Claims, the claims and interests in the Debtors are divided into five classes. The Plan generally provides for payment in full, in cash, to holders of Allowed Class 1 Priority Claims and Allowed Class 3 Other Secured Claims. Holders of Allowed Class 2 Secured Claims are generally entitled to receive their pro rata shares of (i) the Debtor Liquidation Trust Assets in excess of any payments reserved to fund the Debtor Liquidation Trustee Functions (other than payment of Allowed

Secured Lender Claims) or to pay claims (other than Allowed Secured Lender Claims) from such Debtor Liquidation Trust Assets; and (ii) the Additional Secured Lender Recovery (each as defined in the Plan).  Holders of Allowed Class 4 Claims are generally entitled to receive their pro rata shares of (i) the Committee Settlement Amount Net Proceeds; and (ii) the Committee Liquidation Trust Retained Causes of Action Net Proceeds less the Additional Secured Recovery (each as defined in the Plan).  Holders of Allowed Class 5 Interests will not receive any distribution pursuant to the Plan; all Interests will be cancelled as of the Effective Date.

Certain Information Regarding Assets and Liabilities of the Company

Information as to the assets and liabilities of the Debtors as of the most recent practicable date was included in the Monthly Operating Report for the period beginning November 1, 2019 and ending November 30, 2019 (the “November Monthly Operating Report”), which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or any of its subsidiaries. The November Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The November Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the November Monthly Operating Report is complete. Results set forth in the November Monthly Operating Report should not be viewed as indicative of future results.

Item 3.03.                                        Material Modification of Rights of Security Holders.

Pursuant to the Plan, all equity interests in the Company (including outstanding shares of common stock, options, warrants or contractual or other rights to acquire any equity interests of the Company) will be deemed cancelled on the Effective Date.

Following the Effective Date, the Company intends to file a Form 15 with the Securities and Exchange Commission to terminate and suspend the reporting requirements related to its common stock under the Securities Exchange Act of 1934 (the “Exchange Act”).

Item 7.01                                           Regulation FD Disclosure.

On December 18, 2019, the Debtors filed with the Bankruptcy Court their November Monthly Operating Report.  The November Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The November Monthly Operating Report, other Bankruptcy Court filings and other information related to the Chapter 11 Cases are available on a separate website administered by Omni, at www.omnimgt.com/GUE, or by calling Omni representatives toll-free at 1-866-205-3144 or 1-818-906-8300 for calls originating outside of the U.S.  Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.  The filing of this Item 7.01 of this report shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the November Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The November Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The November Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the November Monthly Operating Report is complete. The November Monthly Operating Report also contains information for a period which is shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the November Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and/or the November Monthly Operating Report contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s future financial condition and future business plans and expectations, including statements related to the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments, and the operating expectations during the pendency of the Chapter 11 Cases and impacts to its business related thereto. Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to the Chapter 11 Cases, including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Cases and consummate the plan of liquidation, the effects of the Chapter 11 Cases on the Company and on the interests of various creditors, equity holders and constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases which may interfere with the Company’s ability to consummate the plan of liquidation; the consequences of the acceleration of our debt obligations; the risks related to the Company’s delisting from Nasdaq and trading on the OTC Pink Market and the other factors disclosed in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as updated from time to time in our subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, we undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01                                           Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit	Description

2.1	First Amended Joint Plan of Liquidation for GUE Liquidation Companies, Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code.

2.2	Order Confirming First Amended Joint Plan of Liquidation of GUE Liquidation Companies, Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code.

99.1	November Monthly Operating Report for the period ended November 30, 2019, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUE LIQUIDATION COMPANIES, INC.

Dated: December 20, 2019	By:	/s/ Alan D. Holtz
		Name:	Alan D. Holtz
		Title:	Chief Restructuring Officer